Quarterly Holdings Report
for
Fidelity Freedom® 2070 Fund
December 31, 2025
F70-NPRT3-0226
1.9912119.101
Bond Funds - 4.8%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	13,899	105,351
Fidelity Series Emerging Markets Debt Fund (b)	126,561	1,079,569
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	29,001	276,665
Fidelity Series Floating Rate High Income Fund (b)	21,114	185,803
Fidelity Series High Income Fund (b)	119,048	1,060,721
Fidelity Series International Developed Markets Bond Index Fund (b)	114,028	966,957
Fidelity Series Long-Term Treasury Bond Index Fund (b)	1,062,426	5,726,477
Fidelity Series Real Estate Income Fund (b)	18,362	185,641
TOTAL BOND FUNDS (Cost $9,526,167)		9,587,184

Domestic Equity Funds - 55.2%
	Shares	Value ($)
Fidelity Series All-Sector Equity Fund (b)	296,630	4,129,093
Fidelity Series Blue Chip Growth Fund (b)	497,922	11,442,236
Fidelity Series Commodity Strategy Fund (b)	13,845	1,339,485
Fidelity Series Growth Company Fund (b)	752,653	20,517,327
Fidelity Series Intrinsic Opportunities Fund (b)	244,101	2,594,792
Fidelity Series Large Cap Stock Fund (b)	763,790	20,393,182
Fidelity Series Large Cap Value Index Fund (b)	333,597	6,081,478
Fidelity Series Opportunistic Insights Fund (b)	480,078	12,246,781
Fidelity Series Small Cap Core Fund (b)	41,178	556,730
Fidelity Series Small Cap Discovery Fund (b)	152,080	1,671,361
Fidelity Series Small Cap Opportunities Fund (b)	235,464	3,819,231
Fidelity Series Stock Selector Large Cap Value Fund (b)	932,046	13,533,315
Fidelity Series Value Discovery Fund (b)	723,829	12,326,812
TOTAL DOMESTIC EQUITY FUNDS (Cost $106,150,869)		110,651,823

International Equity Funds - 39.7%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	372,413	7,355,156
Fidelity Series Emerging Markets Fund (b)	420,894	4,941,296
Fidelity Series Emerging Markets Opportunities Fund (b)	805,931	19,866,205
Fidelity Series International Growth Fund (b)	783,170	14,966,383
Fidelity Series International Small Cap Fund (b)	123,285	2,205,575
Fidelity Series International Value Fund (b)	967,975	15,100,416
Fidelity Series Overseas Fund (b)	1,003,322	14,979,601
Fidelity Series Select International Small Cap Fund (b)	9,235	127,627
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $74,729,668)		79,542,259

U.S. Treasury Obligations - 0.3%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/2/2026 (d)	3.88 to 3.90	380,000	380,000
US Treasury Bills 0% 1/22/2026 (d)	3.82	20,000	19,960
US Treasury Bills 0% 1/29/2026 (d)	3.79 to 3.81	60,000	59,842
US Treasury Bills 0% 2/26/2026 (d)	3.75	20,000	19,889
US Treasury Bills 0% 3/19/2026 (d)	3.56	50,000	49,628
US Treasury Bills 0% 3/5/2026 (d)	3.65	40,000	39,757
TOTAL U.S. TREASURY OBLIGATIONS (Cost $568,994)			569,076

Money Market Funds - 0.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	3.79	219,536	219,580
Fidelity Series Government Money Market Fund (b)(f)	3.84	170	170
TOTAL MONEY MARKET FUNDS (Cost $219,761)			219,750

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $191,195,459)	200,570,092
NET OTHER ASSETS (LIABILITIES) - 0.0%	(96,994)
NET ASSETS - 100.0%	200,473,098

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	8	3/2026	1,160,840	2,639
ICE MSCI Emerging Markets Index Contracts (United States)	2	3/2026	141,140	2,720

TOTAL EQUITY CONTRACTS				5,359

Interest Rate Contracts
CBOT 10Y Ultra US Treasury Notes Contracts (United States)	62	3/2026	7,115,469	(35,649)
CBOT US Treasury Long Bond Contracts (United States)	36	3/2026	4,147,875	(47,912)

TOTAL INTEREST RATE CONTRACTS				(83,561)

TOTAL LONG				(78,202)

SHORT

Equity Contracts
CME E-Mini Russell 2000 Index Contracts (United States)	16	3/2026	1,998,400	33,780
CME E-Mini S&P 500 Index Contracts (United States)	5	3/2026	1,723,125	535

TOTAL SHORT				34,315

TOTAL FUTURES CONTRACTS				(43,887)
The notional amount of long futures as a percentage of Net Assets is 6.3%.
The notional amount of short futures as a percentage of Net Assets is 1.9%.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $569,076.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	990,393	770,811	2,237	9	(11)	219,580	219,536	0.0%
Total	-	990,393	770,811	2,237	9	(11)	219,580

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	5,006	104,922	1,958	2,472	4	(2,623)	105,351	13,899
Fidelity Series All-Sector Equity Fund	939,967	3,100,241	171,236	205,088	3,309	256,812	4,129,093	296,630
Fidelity Series Blue Chip Growth Fund	2,621,943	8,106,955	756,632	309,836	9,556	1,460,414	11,442,236	497,922
Fidelity Series Canada Fund	1,510,377	5,461,337	280,433	139,051	7,147	656,728	7,355,156	372,413
Fidelity Series Commodity Strategy Fund	-	1,327,124	5,473	5,494	21	17,813	1,339,485	13,845
Fidelity Series Emerging Markets Debt Fund	-	1,080,239	15,534	15,482	36	14,828	1,079,569	126,561
Fidelity Series Emerging Markets Debt Local Currency Fund	-	289,038	3,996	16,724	14	(8,391)	276,665	29,001
Fidelity Series Emerging Markets Fund	1,278,629	3,447,951	443,392	110,696	3,554	654,554	4,941,296	420,894
Fidelity Series Emerging Markets Opportunities Fund	5,117,536	14,031,332	2,027,575	463,269	6,475	2,738,437	19,866,205	805,931
Fidelity Series Floating Rate High Income Fund	-	188,836	2,602	2,573	(7)	(424)	185,803	21,114
Fidelity Series Government Money Market Fund	-	2,867,689	2,867,519	31,203	-	-	170	170
Fidelity Series Growth Company Fund	4,728,357	15,585,467	1,707,905	1,814,872	27,183	1,884,225	20,517,327	752,653
Fidelity Series High Income Fund	-	1,078,300	15,225	20,235	(21)	(2,333)	1,060,721	119,048
Fidelity Series International Developed Markets Bond Index Fund	-	1,358,086	365,693	28,690	(1,202)	(24,234)	966,957	114,028
Fidelity Series International Growth Fund	3,997,046	12,243,849	1,333,795	1,109,232	19,391	39,892	14,966,383	783,170
Fidelity Series International Small Cap Fund	657,520	1,695,578	101,634	277,142	6,882	(52,771)	2,205,575	123,285
Fidelity Series International Value Fund	3,971,874	12,170,908	1,862,010	1,433,177	31,885	787,759	15,100,416	967,975
Fidelity Series Intrinsic Opportunities Fund	673,718	2,019,930	97,699	200,775	2,613	(3,770)	2,594,792	244,101
Fidelity Series Investment Grade Bond Fund	19,937	150,603	171,763	533	1,211	12	-	-
Fidelity Series Large Cap Stock Fund	4,660,352	15,386,024	1,125,143	1,373,097	24,850	1,447,099	20,393,182	763,790
Fidelity Series Large Cap Value Index Fund	1,410,001	4,684,587	311,004	188,821	6,093	291,801	6,081,478	333,597
Fidelity Series Long-Term Treasury Bond Index Fund	3,426,573	7,491,775	5,211,125	165,164	11,774	7,480	5,726,477	1,062,426
Fidelity Series Opportunistic Insights Fund	2,835,428	10,156,992	620,541	1,585,732	15,024	(140,122)	12,246,781	480,078
Fidelity Series Overseas Fund	3,979,827	12,350,153	1,067,740	1,169,496	17,206	(299,845)	14,979,601	1,003,322
Fidelity Series Real Estate Income Fund	-	189,872	2,603	3,443	4	(1,632)	185,641	18,362
Fidelity Series Select International Small Cap Fund	8,733	188,011	84,013	3,696	4,075	10,821	127,627	9,235
Fidelity Series Small Cap Core Fund	163,916	365,130	41,029	4,418	(4,132)	72,845	556,730	41,178
Fidelity Series Small Cap Discovery Fund	429,666	1,291,075	66,749	138,958	1,608	15,761	1,671,361	152,080
Fidelity Series Small Cap Opportunities Fund	943,496	2,663,878	154,758	135,160	4,226	362,389	3,819,231	235,464
Fidelity Series Stock Selector Large Cap Value Fund	3,151,681	10,789,543	716,292	902,461	3,013	305,370	13,533,315	932,046
Fidelity Series Value Discovery Fund	2,882,958	9,674,966	771,915	625,894	10,980	529,823	12,326,812	723,829
	49,414,541	161,540,391	22,404,986	12,482,884	212,772	11,018,718	199,781,436

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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